UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 10, 2014

JAMESON STANFORD RESOURCES CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-54405	27-0585702
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 West Sahara Avenue, Suite 800, Las Vegas, Nevada	89102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 933-0808

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

(a) Previous independent registered public accounting firm

On February 10, 2014, Jameson Stanford Resources Corporation (the “Company”) was notified by Mantyla McReynolds, LLC (“Mantyla”) that it declined to stand for re-appointment as the Company’s independent registered public accounting firm. The decision to release Mantyla as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors on February 10, 2014. With the exception of a “going concern” modification, the reports of Mantyla on the Company’s financial statements for the years ended December 31, 2012 and 2011 did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the years ended December 31, 2012 and 2011 and through February 10, 2014, the Company has not had any disagreements with Mantyla on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to Mantyla’s satisfaction, would have caused them to make reference thereto in their reports on the Company’s financial statements for such periods.

During the years ended December 31, 2012 and 2011 and through February 10, 2014, there were no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K, with the exception of material weaknesses identified in the Company’s internal control over financial reporting.

The Company provided Mantyla with a copy of this disclosure set forth under this Item 4.01 and requested Mantyla to furnish a letter addressed to the Securities & Exchange Commission stating whether or not it agrees with the above statements.

A copy of the letter from Mantyla is attached hereto as Exhibit 16.1

(b) New independent registered public accounting firm

On February 10, 2014 (the “Engagement Date”), the Company engaged HJ & ASSOCIATES, LLC (“HJ Associates”) as its independent registered public accounting firm for the Company’s fiscal year ended December 31, 2013. The decision to engage HJ Associates as the Company’s independent registered public accounting firm was approved by the Company’s Board of Directors.

During the two most recent fiscal years and through the Engagement Date, the Company has not consulted with HJ Associates regarding either:

1.	the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to the Company nor oral advice was provided that HJ Associates concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.	any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit

16.1	Letter from Mantyla McReynolds, LLC dated February 10, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

JAMESON STANFORD RESOURCES CORPORATION

Date: February 12, 2014	By:	/s/ Michael Stanford
Michael Stanford, Chief Executive Officer